September 16, 2016

DREYFUS VARIABLE INVESTMENT FUND

-International Equity Portfolio

Supplement to Statement of Additional Information

dated April 29, 2016

Newton Capital Management Limited, the fund’s sub-adviser, changed its name to “Newton Investment Management (North America) Limited.”  All information in the fund’s Statement of Additional Information relating to “Newton Capital Management Limited” or “Newton” now relates to Newton Investment Management (North America) Limited.

The following information supplements the information contained in the section of the fund's Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts advised by Yuko Takano, one of the primary portfolio managers of Dreyfus Variable Investment Fund—International Equity Portfolio and assets under management in those accounts as of August 31, 2016:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Yuko Takano	0	0.00	2	$0.53B	0	0.00

As of August 31, 2016, Ms. Takano did not manage any accounts subject to performance-based advisory fees.

As of August 31, 2016, Ms. Takano did not beneficially own any shares of Dreyfus Variable Investment Fund – International Equity Portfolio.

                                                                                                                                                                               VIFSI-SAISTK-0916